UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2024 (September 25, 2024)
LOGILITY SUPPLY CHAIN SOLUTIONS, INC.
(Exact Name of Registrant as Specified in Charter)
Commission File Number 000-12456

Georgia	58-1098795
(State or Other Jurisdiction	(I.R.S. Employer
of Incorporation)	Identification No.)

 470 East Paces Ferry Road, NE, Atlanta, Georgia 30305
(Address of principal executive offices)

(404) 261-4381
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on which Registered
Common Stock	AMSWA	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 25, 2024, Logility Supply Chain Solutions, Inc. (the “Registrant”) amended and restated its Amended and Restated Bylaws (the “Bylaws”) to (i) update and reflect the change in capital structure as a result of the Reclassification Transaction, as previously reported by the Registrant, (ii) add an advance notice provision that sets forth procedural and disclosure requirements for shareholders intending to nominate directors or propose other business (other than proposals to be included in the Registrant’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) at annual or special meetings of shareholders, (iii) clarify the voting standard for shareholder meetings for an action other than the election of directors as votes cast in favor of an action exceeding votes cast opposing such action, (iv) allow for action by written consent of shareholders, (v) update the provisions governing indemnification to align with the Georgia Business Corporation Code, (vi) provide that a director may be removed by shareholders only for cause and only by the affirmative vote of at least a majority of the issued and outstanding capital stock entitled to vote for the election of directors, (vii) include an exclusive forum provision designating the Georgia State-Wide Business Court as the exclusive forum for certain litigation, excluding litigation under the Exchange Act and the Securities Act of 1933, as amended (the “Securities Act”), and (viii) make other clarifying, technical and conforming changes.

Effective October 1, 2024, the Registrant amended its Second Amended and Restated Articles of Incorporation (the “Articles of Amendment”) to effect a change in the name of the Registrant from “American Software, Inc.” to “Logility Supply Chain Solutions, Inc.” (the “Name Change”). In addition, effective before the open of market trading on October 2, 2024, the Registrant’s common stock will cease trading under the ticker symbol “AMSWA” and will begin trading under the ticker symbol “LGTY” (the “Symbol Change”). The aforementioned Name Change and Symbol Change was approved by the Board of Directors of the Registrant on September 23, 2024.

The information set forth herein is qualified in its entirety by the reference to the complete text of the Bylaws and the Articles of Amendment, copies of which are filed with this report as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein. The Registrant is not changing its fiscal year, which will end on April 30, 2025 for the current fiscal year, and which ends on April 30 of each calendar year thereafter.

ITEM 7.01 REGULATION FD DISCLOSURE.

On October 1, 2024, the Registrant issued a press release announcing the Name Change and Symbol Change. A copy of the press release is furnished hereto as Exhibit 99.1 and incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by reference in such a filing. Furthermore, the furnishing of information under Item 7.01 of this Current Report on Form 8-K is not intended to constitute a determination by the Company that the information contained herein, including the exhibits hereto, is material or that the dissemination of such information is required by Regulation FD.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number	Description

3.1	Second Amended and Restated Bylaws as of September 25, 2024.
3.2	Articles of Amendment to the Second Amended and Restated Articles of Incorporation of American Software, Inc.
99.1	Press Release dated October 1, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 1, 2024		LOGILITY SUPPLY CHAIN SOLUTIONS, INC.

(Registrant)

	By:	/s/ Vincent C. Klinges
	Name:	Vincent C. Klinges
	Title:	Chief Financial Officer